Financial Results

1st Quarter 2026

Advantage Solutions Reports First Quarter 2026 Results

Strong Experiential Services performance and improved Retailer Services profitability drove Adjusted EBITDA growth

Centralized labor model implementation continues to enhance execution, productivity, and margins

Reaffirming 2026 guidance for Revenues, Adjusted EBITDA and Cash Flow

ST. LOUIS, May 6, 2026 – Advantage Solutions Inc. (NASDAQ: ADV) (“Advantage,” “Advantage Solutions,” the “Company,” “we,” or “our”), a leading business solutions provider to consumer goods manufacturers and retailers, today reported financial results for the three months ended March 31, 2026.

Revenues for the three months ended March 31, 2026 were $869.6 million compared with $821.8 million, and net loss was $71.8 million compared with a net loss of $56.1 million.

Q1'26 Financial Highlights
Revenues increased 5.8% to $869.6 million and Adjusted EBITDA increased 16.4% to $67.7 million

Experiential Services delivered very strong growth driven by higher event volumes and improved execution, while Branded Services remained under pressure, and Retailer Services showed improved profitability

Strengthened the balance sheet through debt reduction and the extension of maturities to 2030, improving liquidity and financial flexibility. Ended the quarter with $144 million in cash after $131 million in debt paydown

“Advantage delivered a solid start to the year, highlighted by strong growth in Experiential Services and disciplined execution across the business,” said Advantage CEO Dave Peacock. “While the environment remains uncertain, we are making meaningful progress on our growth and productivity initiatives, including our centralized labor model and technology transformation. We remain focused on driving efficiency, generating strong cash flow, and positioning the Company for sustainable, profitable growth.”

Consolidated Financial Summary
(amounts in thousands)	Three Months Ended March 31,		Change (Reported)
	2026	2025	$	%
Total Revenues	$869,601	$821,792	$47,809	5.8%
Total Net Loss	$(71,831)	$(56,130)	$(15,701)	(28.0%)
Total Adjusted EBITDA	$67,747	$58,181	$9,566	16.4%
Adjusted EBITDA Margin	7.8%	7.1%

Advantage Solutions Inc. | Page 1

Financial Results

1st Quarter 2026

Segment Financial Summary
Revenues
Segment	Three Months Ended March 31,
(amounts in thousands)	2026	2025	YoY (Reported)
Branded Services	$256,992	$289,841	(11.3%)
Experiential Services	$385,480	$314,020	22.8%
Retailer Services	$227,129	$217,931	4.2%
Total	$869,601	$821,792	5.8%
Operating (Loss) Income
	Three Months Ended March 31,
Segment	2026	2025	YoY (Reported)
Branded Services	$(16,061)	$(15,322)	(4.8%)
Experiential Services	$11,499	$(3,504)	NMF
Retailer Services	$8,724	$4,205	NMF
Total	$4,162	$(14,621)	NMF
Adjusted EBITDA
	Three Months Ended March 31,
Segment	2026	2025	YoY (Reported)
Branded Services	$20,882	$27,945	(25.3%)
Experiential Services	$26,077	$12,069	116.1%
Retailer Services	$20,788	$18,167	14.4%
Total	$67,747	$58,181	16.4%

Q1'26 Segment Highlights

Branded Services	Experiential Services	Retailer Services
Continued macro pressure, client insourcing, procurement, and select client losses with stabilization initiatives underway	Strong Q1 results, with events growth of nearly 20% and improved execution rate (94%) year-over-year and sequentially	Revenues and Adjusted EBITDA growth supported by new business wins, pricing, and key client program ramps.
Focused on stabilizing the revenue base with stronger client retention, executive engagement, and targeted growth opportunities	Increasing profitability by advancing the centralized labor model rollout, enhancing training and safety protocols, and shifting mix towards higher margin events	Q1 featured a more moderate impact of the channel mix shift and improving conversion trends in the retail merchandising business
Enhancing our value proposition through partnerships, data/analytics, and tools like Pulse to deliver measurable ROI	Expecting continued momentum through the year	Solid pipeline momentum with new customers and programs expected to support growth

Advantage Solutions Inc. | Page 2

Financial Results

1st Quarter 2026

Cash Flow and Balance Sheet Highlights

(Amounts in Millions)

Period Ended March 31, 2026
Adjusted Unlevered Free Cash Flow / % of Adjusted EBITDA	$74.4 / 109.8%
Capex	$11
Gross Debt	$1,592
Cash and Cash Equivalents	$144
Net Leverage Ratio(1)	4.2x

Fiscal Year 2026 Outlook
(Amounts in Millions)

Revenues	Flat to Up Low Single Digits
Adjusted EBITDA	Flat to Down Mid Single Digits
Adjusted Unlevered Free Cash Flow Conversion(2)	Unlevered: $250 – $275M Net: ~25% of EBITDA
Net Interest Expense	$160 to $170
Capex	$50 to $60

2026 revenue outlook excludes reimbursable expenses. 2026 guidance excludes the effect of recently announced divestitures.

Conference Call Details
Date/Time	May 6, 2026, 8:30 am EDT
Dial-in (10 minutes before the call)	(800) 715-9871 within the United States or +1 (646) 307-1963 outside the United States Conference ID: 6984882
Webcast	Available at:ADV 1Q26 Earnings Webcast
Replay	(800) 770-2030 within the United States or +1(609) 800-9909 outside the United States Playback ID: 6984882#

Investor Contact: investorrelations@youradv.com

Media Contact: press@youradv.com

NMF = Not Meaningful

(1) Net leverage ratio is defined as Net Debt divided by LTM Adjusted EBITDA.

(2) Net free cash flow is defined as cash flow from operations, less capital expenditures. Net FCF conversion of 25% is excluding incremental debt refinancing costs.

Advantage Solutions Inc. | Page 3

Financial Results

1st Quarter 2026

About Advantage Solutions

Advantage Solutions is the leading omnichannel retail solutions agency in North America, uniquely positioned at the intersection of consumer-packaged goods (CPG) brands and retailers. With its data- and technology-powered services, Advantage leverages its unparalleled insights, expertise and scale to help brands and retailers of all sizes generate demand and get products into the hands of consumers, wherever they shop. Whether it’s creating meaningful moments and experiences in-store and online, optimizing assortment and merchandising, or accelerating e-commerce and digital capabilities, Advantage is the trusted partner that keeps commerce and life moving. Advantage has offices throughout North America and strategic investments and owned operations in select international markets. For more information, please visit YourADV.com.

Included with this press release are the Company’s consolidated and condensed financial statements as of and for the three months ended March 31, 2026. These financial statements should be read in conjunction with the information contained in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the "SEC") on May 6, 2026.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; developments with respect to retailers that are out of our control; the impact from tariffs; future potential pandemics or health epidemics; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 3, 2026, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Advantage Solutions Inc. | Page 4

Financial Results

1st Quarter 2026

Non-GAAP Financial Measures and Related Information

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow, and Net Debt provide an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA and Adjusted EBITDA by Segment are supplemental non-GAAP financial measures of our operating performance. Adjusted EBITDA means net loss before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) restructuring expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) COVID-19 benefits received, (xvi) EBITDA for economic interests in investments and (xvii) other adjustments that management believes are helpful in evaluating our operating performance.

Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) restructuring expenses, (ix) reorganization expenses, (x) litigation expenses (recovery), (xi) COVID-19 benefits received, (xii) EBITDA for economic interests in investments and (xiii) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment.

Adjusted EBITDA Margin means Adjusted EBITDA divided by total revenues.

Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) COVID-19 benefits received, (ix) net effect of foreign currency fluctuations on cash, and (x) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA.

Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment.

Advantage Solutions Inc. | Page 5

Financial Results

1st Quarter 2026

Advantage Solutions Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended March 31,
(in thousands, except share and per share data)	2026	2025
Revenues	$869,601	$821,792
Cost of revenues (exclusive of depreciation and amortization shown separately below)	761,574	722,754
Selling, general, and administrative expenses	53,309	64,865
Depreciation and amortization	51,570	50,361
Gain on divestiture and income from investments in European joint venture	(1,014)	(1,567)
Total operating expenses	865,439	836,413
Operating income (loss)	4,162	(14,621)
Other expenses (income):
Interest expense, net	34,798	34,360
Income from unconsolidated investments	(2,472)	—
Other expense, including debt fees	20,352	10
Total other expenses, net	52,678	34,370
Loss before benefit from income taxes	(48,516)	(48,991)
Income tax expense	23,315	7,139
Net loss	$(71,831)	$(56,130)
Basic loss per common share	$(5.49)	$(4.36)
Diluted loss per common share	$(5.49)	$(4.36)
Weighted-average number of common shares:
Basic	13,077,003	12,867,338
Diluted	13,077,003	12,867,338

Advantage Solutions Inc. | Page 6

Financial Results

1st Quarter 2026

Advantage Solutions Inc.

Condensed Consolidated Balance Sheet

(Unaudited)

(in thousands, except share data)	March 31, 2026	December 31, 2025
ASSETS
Current assets
Cash and cash equivalents	$143,870	$240,850
Restricted cash	12,142	12,137
Accounts receivable, net of allowance for expected credit losses of $17,505 and $16,771, respectively	572,572	594,999
Prepaid expenses and other current assets	76,169	124,629
Total current assets	804,753	972,615
Property, equipment, and capitalized software, net	121,817	115,858
Goodwill	438,900	438,900
Other intangible assets, net	951,593	993,927
Investments in unconsolidated affiliates	205,336	234,138
Other assets	42,451	37,977
Total assets	$2,564,850	$2,793,415
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current portion of long-term debt	$25,865	$13,250
Accounts payable	176,466	162,376
Accrued compensation and benefits	97,101	121,105
Other accrued expenses	87,467	105,449
Deferred revenues	25,141	30,454
Total current liabilities	412,040	432,634
Long-term debt, net of current portion	1,520,790	1,660,611
Deferred income tax liabilities	99,107	90,023
Other long-term liabilities	54,885	56,189
Total liabilities	2,086,822	2,239,457

Commitments and contingencies (Note 10)

Equity attributable to stockholders of Advantage Solutions Inc.
Common stock, $0.0001 par value, 197,400,000 shares authorized; 13,080,791 and 13,058,852 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	1	1
Additional paid in capital	3,436,566	3,489,020
Accumulated deficit	(2,941,178)	(2,869,347)
Loans to Karman Topco L.P.	(7,834)	(7,673)
Accumulated other comprehensive loss	(8,461)	(4,158)
Treasury stock, at cost; 43,548 and 515,781 shares as of March 31, 2026 and December 31, 2025, respectively	(1,066)	(53,885)
Total stockholders' equity	478,028	553,958
Total liabilities and stockholders' equity	$2,564,850	$2,793,415

Advantage Solutions Inc. | Page 7

Financial Results

1st Quarter 2026

Advantage Solutions Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended March 31,
(in thousands)	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(71,831)	$(56,130)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Non-cash adjustments on derivatives and non-cash interest income	(451)	(2,694)
Amortization of deferred financing fees	1,297	1,748
Depreciation and amortization	51,570	50,361
Deferred income taxes	9,091	449
Equity-based compensation of Karman Topco L.P.	—	(1,524)
Stock-based compensation	2,000	6,485
Gain on divestiture and income from investments in European joint venture	(1,014)	(1,567)
Income from unconsolidated investments	(2,472)	—
Distribution received from equity method investments	2,684	—
Other	1,178	(1,614)
Changes in operating assets and liabilities:
Accounts receivable, net	21,507	(38,200)
Prepaid expenses and other assets	44,070	16,743
Accounts payable	14,404	22,236
Accrued compensation and benefits	(23,716)	(41,928)
Deferred revenues	(5,265)	2,521
Other accrued expenses and other liabilities	(19,324)	3,487
Net cash provided by (used in) operating activities	23,728	(39,627)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments in unconsolidated affiliates	(2,000)	(3,328)
Purchase of property and equipment and development of capitalized software	(11,401)	(15,104)
Proceeds from divestitures	40,919	—
Net cash provided by (used in) investing activities	27,518	(18,432)
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of deferred financing fees for line of credit modification	(13,702)	—
Principal payments on long-term debt	(131,319)	(3,313)
Repurchases of senior secured notes and Term Loan Facility	—	(18,243)
Proceeds from 2020 Employee Stock Purchase Plan	744	993
Payments for taxes related to net share settlement of equity awards	(73)	(707)
Purchase of treasury stock	(2,306)	(869)
Net cash used in financing activities	(146,656)	(22,139)
Net effect of foreign currency changes on cash, cash equivalents and restricted cash	(1,565)	(3,685)
Net change in cash, cash equivalents and restricted cash	(96,975)	(83,883)
Cash, cash equivalents and restricted cash, beginning of period	252,987	220,751
Cash, cash equivalents and restricted cash, end of period	$156,012	$136,868

Advantage Solutions Inc. | Page 8

Financial Results

1st Quarter 2026

Advantage Solutions Inc.

Reconciliation of Net Loss to Adjusted EBITDA

(Unaudited)

	Three Months Ended March 31,
(in thousands)	2026	2025
Net loss	$(71,831)	$(56,130)
Add:
Interest expense, net	34,798	34,360
Income tax expense	23,315	7,139
Depreciation and amortization	51,570	50,361
Gain on divestiture from investments in European joint venture	(1,014)	—
Other expense, including debt fees	20,352	10
Stock-based compensation expense (a)	2,000	6,485
Equity-based compensation of Karman Topco L.P. (b)	—	(1,524)
Divestiture related expenses (c)	237	423
Restructuring expenses (d)	2,246	931
Reorganization expenses (e)	5,461	12,240
Litigation expenses (f)	362	831
EBITDA for economic interests in investments (g)	251	3,055
Adjusted EBITDA	$67,747	$58,181

Advantage Solutions Inc. | Page 9

Financial Results

1st Quarter 2026

Advantage Solutions Inc.

Reconciliation of Operating (loss) Income to Adjusted EBITDA by Segment

(Unaudited)

Branded Services segment	Three Months Ended March 31,
(in thousands)	2026	2025
Operating loss	$(16,061)	$(15,322)
Add:
Depreciation and amortization	31,322	31,462
Gain on divestiture from investments in European joint venture	(1,014)	—
Stock-based compensation expense (a)	512	2,172
Equity-based compensation of Karman Topco L.P. (b)	—	(95)
Divestiture related expenses (c)	237	378
Restructuring expenses (d)	1,390	358
Reorganization expenses (e)	1,674	5,455
Litigation expenses (f)	99	482
EBITDA for economic interests in investments (g)	2,723	3,055
Branded Services segment Adjusted EBITDA	$20,882	$27,945

Experiential Services segment	Three Months Ended March 31,
(in thousands)	2026	2025
Operating income (loss)	$11,499	$(3,504)
Add:
Depreciation and amortization	11,299	10,537
Stock-based compensation expense (a)	595	1,792
Equity-based compensation of Karman Topco L.P. (b)	—	(729)
Divestiture related expenses (c)	—	7
Restructuring expenses (d)	467	186
Reorganization expenses (e)	2,055	3,581
Litigation expenses (f)	162	199
Experiential Services segment Adjusted EBITDA	$26,077	$12,069

Retailer Services segment	Three Months Ended March 31,
(in thousands)	2026	2025
Operating income	$8,724	$4,205
Add:
Depreciation and amortization	8,949	8,362
Stock-based compensation expense (a)	893	2,521
Equity-based compensation of Karman Topco L.P. (b)	—	(700)
Divestiture related expenses (c)	—	38
Restructuring expenses (d)	389	387
Reorganization expenses (e)	1,732	3,204
Litigation expenses (f)	101	150
Retailer Services segment Adjusted EBITDA	$20,788	$18,167

Advantage Solutions Inc. | Page 10

Financial Results

1st Quarter 2026

Advantage Solutions Inc.

Net Debt and Adjusted Unlevered Free Cash Flow Reconciliation

(Unaudited)

(amounts in thousands)	March 31, 2026
Current portion of long-term debt	$25,865
Long-term debt, net of current portion	1,565,702
Total debt	1,591,567
Less: Cash and cash equivalents	143,870
Total Net Debt	$1,447,697

LTM Adjusted EBITDA	$341,373
Net Debt / LTM Adjusted EBITDA ratio	4.2x

(amounts in thousands)	Three Months Ended March 31, 2026
Net cash provided by operating activities	$23,728
Less:
Purchase of property and equipment and development of capitalized software	(11,401)
Add:
Cash payments for interest	53,175
Cash payments for income taxes	5,494
Cash paid for divestiture related expenses (i)	237
Cash paid for reorganization expenses (j)	4,687
Net effect of foreign currency fluctuations on cash	(1,565)
Adjusted Unlevered Free Cash Flow	$74,355

Numerator - Adjusted Unlevered Free Cash Flow	$74,355
Denominator - Adjusted EBITDA	$67,747
Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA	109.8%

Advantage Solutions Inc. | Page 11

Financial Results

1st Quarter 2026

Twelve Months Ended March 31, 2026
(in thousands)
Net loss	$(243,436)
Add:
Interest expense, net	139,374
Provision for income taxes	(21,408)
Depreciation and amortization	203,467
Impairment of goodwill and indefinite-lived asset	203,685
Gain on divestitures	(28,997)
Other expense, including debt fees	20,259
Stock-based compensation expense (a)	22,430
Divestiture related expenses (c)	2,051
Restructuring expenses (d)	2,246
Reorganization expenses (e)	56,160
Litigation recoveries (f)	(20,056)
Costs associated with COVID-19, net of benefits received (h)	(5,723)
EBITDA for economic interests in investments (g)	11,321
LTM Adjusted EBITDA	$341,373

(a)

Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan.

(b)	Represents expenses related to equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. made to one of the Company's private equity sponsors.
(c)	Represents fees and costs associated with activities related to our divestitures and related reorganization activities, including professional fees, due diligence, and integration activities.
(d)

Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes.

(e)

Represents fees and costs associated with various internal reorganization and transformational activities, including professional fees, lease and other contract exit costs, severance, and nonrecurring compensation costs.

(f)	Represents legal settlements, net of reserves and expenses, that are unusual or infrequent costs associated with our operating activities.
(g)

Represents adjustments to reflect the Company’s proportional share of Adjusted EBITDA related to its equity method investments. For these investments, the adjustment reflects the Company’s proportional share of Adjusted EBITDA rather than reported earnings, consistent with how management evaluates operating performance.

(h)

Represents (i) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line teammates, medical benefit payments for furloughed teammates, and personal protective equipment; and (ii) benefits received from government grants for COVID-19 relief.

(i)	Represents cash paid for fees and costs associated with activities related to our divestitures and reorganization activities including professional fees, due diligence, and integration activities.
(j)	Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.

Advantage Solutions Inc. | Page 12